As filed with the Securities and Exchange Commission on April 29, 1999
                                                       1933 Act File No. 2-66294
                                                      1940 Act File No. 811-2981

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]
                             Pre-Effective Amendment No. ___                 [ ]
                             Post-Effective Amendment No. 19                 [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 19                                [X]

                     FIRST INVESTORS SPECIAL BOND FUND, INC.
               (Exact name of Registrant as specified in charter)

                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 858-8000

                               Ms. Concetta Durso
                          Secretary and Vice President
                           First Investors Series Fund
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036

It is proposed that this filing will become effective  (check  appropriate  box)
     [ ]  immediately upon filing pursuant to paragraph (b)
     [x]  on April 30, 1999 pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after  filing  pursuant to  paragraph  (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     FIRST INVESTORS SPECIAL BOND FUND, INC.

                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

          Cover Sheet

          Contents of Registration Statement

          Prospectus for the First Investors Special Bond Fund, Inc.

          Statement of Additional Information for the First Investors Special Bond Fund, Inc.

          Part C of Form N-1A

          Signature Page

          Exhibits

[GRAPHIC FIRST INVESTORS]



      SPECIAL BOND FUND













         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                 THE DATE OF THIS PROSPECTUS IS APRIL 30, 1999.

                                    Contents


INTRODUCTION...................................................................3

FUND DESCRIPTION...............................................................4

FUND MANAGEMENT................................................................7

BUYING AND SELLING SHARES......................................................8

o        How and when does the Fund price its shares? .........................8
o        How do I buy  and sell shares? .......................................8

ACCOUNT POLICIES...............................................................8

o        What about dividends and capital gain distributions? .................8
o        What about taxes?.....................................................9

FINANCIAL HIGHLIGHTS..........................................................10

                                  INTRODUCTION

This prospectus describes the First Investors Fund that is used solely as the underlying investment option for variable annuity contracts offered by First Investors Life Insurance Company ("FIL"). This means that you cannot purchase shares of the Fund directly, but only through such a contract as offered by FIL. The Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies and primary risks, how it has performed, and its fees and expenses. The Fund description also contains a "Fund in Detail" section with more information on strategies and risks of the Fund.

                                FUND DESCRIPTION

                                SPECIAL BOND FUND

                                    OVERVIEW

Objectives:       The Fund  primarily  seeks high current income  without  undue
                  risk to principal and  secondarily  seeks   growth of capital.

Primary
Investment
Strategies:       The  Fund  primarily  invests  in a  diversified  portfolio of high-yield, below-investment grade corporate bonds (commonly known as "junk bonds"). These bonds provide a higher level of income than investment grade bonds because they have a higher risk of default. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S.
                  The Fund seeks to achieve growth of capital by investing in high-yield bonds with stable to improving credit conditions.

Primary
Risks: There are four primary risks of investing in the Fund. First, the value of the Fund's shares could decline as a result of a deterioration of the financial condition of an issuer of bonds owned by the Fund or as a result of a default by the issuer. This is known as credit risk. High yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings. High yield bonds issued by foreign companies are subject to additional risks including political instability, government regulation, and differences in financial reporting standards. Second, the value of the Fund's shares could decline if the entire high yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk, or other factors. Third, high yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell. Fourth, while high yield bonds are generally less interest rate sensitive than higher quality bonds, their values generally will decline when interest rates rise. Fluctuations in the prices of high yield bonds can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

                  AN  INVESTMENT  IN THE FUND IS NOT A BANK  DEPOSIT  AND IS NOT
                  INSURED  OR  GUARANTEED  BY  THE  FEDERAL  DEPOSIT   INSURANCE
                  CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                    How has the Special Bond Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares for each of the past ten calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract through which you invest. If they were included, the returns would be less than those shown.



                               [GRAPHIC-BAR CHART]






During the periods shown, the highest quarterly return was 10.85% (for the quarter ended March 31, 1991), and the lowest quarterly return was -7.24% (for the quarter ended September 30, 1990). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the Fund's shares compare to those of the Credit Suisse First Boston High Yield Index ("High Yield Index"). The High Yield Index is designed to measure the performance of the high yield bond market. The High Yield Index does not take into account fees and expenses that an investor would incur in holding the securities in the Index. If it did so, the returns would be lower than those shown.

                                    1 Year*          5 Years*         10 Years*

Special Bond                        (5.79)%          7.14%              8.80%
High Yield Index                     0.58            8.16              10.74
*The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

     What are the Special Bond Fund's objectives, principal investment strategies, and risks?

OBJECTIVES:  The Fund primarily  seeks high current income without undue risk to principal and  secondarily  seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in a diversified portfolio of high-yield, below-investment grade corporate bonds commonly known as "junk bonds" (those rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's Ratings Group). High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies using debt rather than equity to fund capital investment or spending programs, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund's portfolio may include zero coupon bonds and pay in kind bonds. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The
Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries.

To achieve its secondary objective of growth of capital, the Fund attempts to invest in bonds that have stable to improving credit quality that could appreciate in value because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. The Fund considers a variety of factors, including the issuer's managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects. The Fund will usually sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of the investment, the greater the risk. Here are the principal risks of investing in the Special Bond Fund:

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

MARKET RISK: The entire junk bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of junk bonds by major investors, high-profile defaults, or changes in the market's psychology. This degree of volatility in the high yield market is usually associated more with stocks than bonds. The prices of high yield bonds held by the Fund could therefore decline, regardless of the financial condition of the issuers of such bonds. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when prices generally go down, referred to as "bear" markets.

LIQUIDITY: High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines; when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

FOREIGN  ISSUERS:   Foreign  investments  involve  additional  risks,  including political instability, government regulation, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult.
These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses.

                                 FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 51 mutual funds or series of funds with total net assets of approximately $5 billion. FIMCO supervises all aspects of the Fund's operations and determines the Fund's portfolio transactions. For the fiscal year ended December 31, 1998, FIMCO received advisory fees of 0.75% of the Fund's average daily net assets.

George V. Ganter serves as Portfolio Manager of the Fund. Mr. Ganter also serves as Portfolio Manager of certain other First Investors Funds. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst.

In addition to the investment risks of the Year 2000 which are discussed above, the ability of FIMCO and its affiliates to price the Fund's shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO and its affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Fund. FIMCO and its affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Fund's other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. Nor can the Fund estimate the extent of any impact.

                            BUYING AND SELLING SHARES

                  How and when does the Fund price its shares?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("ET"), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

In valuing its assets, the Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund.

                          How do I buy and sell shares?

Investments in the Fund may only be made through purchases of variable annuity contracts offered by FIL. Purchase payments for variable annuity contracts, less applicable charges or expenses, are paid into Separate Account A, a unit investment trust. The Separate Account pools the proceeds to purchase shares of the Fund.

For information about how to buy or sell the variable annuity contracts, see the Separate Account prospectus which is attached to this prospectus. It will describe not only the process for buying and selling contracts, but also the fees and charges involved. This prospectus is not valid unless a Separate Account prospectus is attached hereto.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

The Separate Account which owns the shares of the Fund will receive all dividends and distributions. As described in the attached Separate Account prospectus, all dividends and distributions are then reinvested by the Separate Account in additional shares of the Fund.

To the extent that it has net investment income, the Fund will declare daily and pay, on a quarterly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of the Fund's fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

                                What about taxes?

You will not be subject to taxes as the result of purchases or sales of Fund shares by the Separate Account, or Fund dividends, or distributions to the Separate Account. There are tax consequences associated with investing in the variable annuity contracts. These are discussed in the attached Separate Account prospectus.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.


--------------------------------------------------------------------------------------------
                                             Year Ended December 31
--------------------------------------------------------------------------------------------

                                            1998        1997      1996      1995      1994
                                            ----      ------    ------    ------    ------

Net Asset Value, Beginning of Year.....    $12.89     $12.75    $12.23    $11.03    $12.18
                                           ------     ------    -------   ------    ------

Income from Investment Operations
Net investment income..................      1.12       1.11      1.17      1.20      1.09
Net realized and unrealized
 gain (loss) on investments............      (.95)       .23       .37      1.02     (1.22)
                                             -----       ---    ------    ------    -------

   Total from Investment Operations....       .17       1.34      1.54      2.22      (.13)
                                              ---       ----    ------    ------    -------

Less Distributions from:
   Net investment income...............      1.20       1.20       1.02     1.02       1.02
                                             ----       ----    -------   ------    -------
Net Asset Value, End of Year...........    $11.86     $12.89     $12.75   $12.23     $11.03
                                           ======     ======    =======   ======    =======

Total Return(%)+.......................      1.29      10.94      13.10    20.76      (1.00)
----------------

Ratios/Supplemental Data
Net Assets, End of Year (in thousands).   $32,260    $36,082    $36,948  $38,037    $36,725
Ratios to Average Net Assets (%)
Expenses...............................       .89        .86        .86      .88        .87
Net investment income..................      8.93       8.60       9.31    10.17       9.38


Portfolio Turnover Rate (%)............        65         53         29       45         54

+   The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.


[GRAPHIC - FIRST INVESTORS]


       SPECIAL BOND FUND


For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

You can review and copy information about the Fund (including the Fund's reports and SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request for copies and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.


                                    (Investment Company Act File No. 811-2981
                                    First Investors Special Bond Fund, Inc.)

                     FIRST INVESTORS SPECIAL BOND FUND, INC.

            Statement of Additional Information dated April 30, 1999

               95 Wall Street New York, N.Y. 10005/(800) 342-7963

         This is a Statement of Additional Information ("SAI") for First Investors Special Bond Fund, Inc. ("Fund"), an open-end diversified management investment company. Shares of the Fund may be purchased only through the acquisition of a variable annuity contract issued by First Investors Life Insurance Company ("First Investors Life").

         This SAI is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated April 30, 1999, which may be obtained free of cost from the Fund at the address or telephone number noted above.



                                TABLE OF CONTENTS

                                                                            Page

Investment Strategies and Risks..........................................    2
Investment Policies......................................................    3
Portfolio Turnover.......................................................    9
Investment Restrictions..................................................    9
Directors and Officers...................................................   11
Management...............................................................   13
Determination of Net Asset Value.........................................   14
Allocation of Portfolio Brokerage........................................   15
Taxes....................................................................   16
General Information......................................................   18
Appendix A...............................................................   19
Appendix B...............................................................   22
Financial Statements.....................................................   23

                         INVESTMENT STRATEGIES AND RISKS

         The Fund primarily seeks high current income without undue risk of principal and secondarily seeks growth of capital by investing at least 65% of its total assets in high yield, high risk securities, commonly referred to as "junk bonds" ("High Yield Securities"). There can be no assurance that the Fund will achieve its investment objectives.

         High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's Investors Services, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P"), or are unrated and deemed to be of comparable quality by First Investors Management Company, Inc. ("FIMCO" or "Adviser"); preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing.

         The Fund may invest up to 35% of its total assets in the following instruments: common and preferred stocks, other than those considered to be High Yield Securities; debt obligations of all types (including bonds, debentures and notes) rated a or better by Moody's or S&P; securities issued by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations"); warrants and money market instruments consisting of prime commercial paper, certificates of deposit or domestic branches of U.S. banks, bankers' acceptances and repurchase agreements.

         The Fund may invest in debt securities issued by foreign governments and companies and in foreign currencies for the purpose of purchasing such securities. However, the Fund may not invest more than 5% of its total assets in debt securities issued by foreign governments and companies that are denominated in foreign currencies.

         The Fund also may borrow money for temporary or emergency purposes in amounts net exceeding 5% of its total assets, make loans of portfolio securities and invest in zero coupon and pay-in-kind securities. The Fund may invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis.

         The medium- to lower-rated, and certain of the unrated, securities in which the Fund invests, tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than A by Moody's or S&P tend to have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value do not affect the cash income from the securities, but are reflected in the computation of the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

         Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

         A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversation or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, and to establish a long-term holding basis.

                               INVESTMENT POLICIES

         BANKERS' ACCEPTANCES. The Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         CERTIFICATES OF DEPOSIT. The Fund may invest in bank certificates of deposit ("CDs") subject to the restrictions set forth in the Prospectus. The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock and the judgment of the value of the convertible security relative to the common stock at current prices.

         DEEP DISCOUNT SECURITIES. The Fund may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. The fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will attempt to balance the benefits of investing in Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities," below.

         FOREIGN GOVERNMENT OBLIGATIONS. The Fund may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have
limited  legal  resources  in  the  event  of  default.   Political  conditions,
especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

         FOREIGN SECURITIES-RISK FACTORS. The Fund may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or the Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S.
companies. Because the Fund currently does not intend to hedge its foreign investments against the risk of foreign currency fluctuations, changes in the value of these currencies can significantly affect its share price. In addition, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.

         HIGH YIELD SECURITIES. High Yield Securities are subject to certain risks that may not be present with investments in higher grade debt securities.

               EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involved a higher risk or loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in the Fund's net asset value. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals and obtaining additional financing. Thus, there could be higher incidence of default. This would affect the value of such securities and thus the Fund's net asset value. Further, if the issuer of a security owned by the Fund defaults, it might incur additional expenses to seek recovery.

               Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercised either provision in a declining interest rate market, the fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experience unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for the Fund. While it is impossible to protect entirely against this risk, diversification of the Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities helps to minimize the impact of a decrease in value of a particular security or group of securities in the Fund's portfolio.

               THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

               CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. The Fund may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

               LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the second market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

               The ability of the Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Fund's Board of Directors to value High Yield Securities become more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

         LOANS OF PORTFOLIO SECURITIES. The Fund may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to the Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by the Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The Fund may not make loans of portfolio securities in excess of 10% of its total assets.

         MONEY MARKET INSTRUMENTS. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit will be made only with domestic institutions with assets in excess of $500 million. See Appendix B for a description of commercial paper ratings.

         PREFERRED STOCK. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer" growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are market makers in government securities. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund's risk is limited primarily to the ability of the seller to repurchase the securities at the agreed-upon price upon the deliver date. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund will always receive, as collateral, securities whose market value, including accrued interest, will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Fund's custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result more than 15% of its net assets would be invested in such repurchase agreements, together with any other illiquid investments.

         RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board of Directors or the Adviser has determined under Board-approved guidelines are liquid.

         Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

         U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

         WARRANTS. The Fund may purchase warrants, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is greater risk that warrants might drop in value at a faster rate than the underlying stock.

         WHEN-ISSUED SECURITIES. Although it has no intention of doing so in the coming year, the Fund many invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. The Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when the Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund incurring a loss or missing an opportunity to make an alternative investment. When the Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities the Fund is committed to purchase. After the Fund is committed to purchase when-issued securities, but prior to the issuance of the securities, it is subject to adverse changes in the value of these securities based upon changes in interest rates, as well as changes based upon the public's perception of the issuer and its creditworthiness. When-issued securities' market prices move inversely with respect to changes in interest rates. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

         ZERO COUPON AND PAY-IN-KIND SECURITIES. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay "interest" through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be included in gross income and thus must be accounted for by the Fund for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes." These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with case used to make such distributions, and its current income ultimately could be reduced as a result.

                               PORTFOLIO TURNOVER

         Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage." For the fiscal years ended December 31, 1997 and 1998, the Fund's portfolio turnover rate was 53% and 65%, respectively.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted the investment restrictions set forth below, and, unless identified as non-fundamental policies, may not be changed without the approval of a vote of a majority of the outstanding shares of the Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding shares of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

         The investment restrictions provide that, among other things, the Fund will not:

         (1) Borrow money except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets taken at cost or value, whichever is the lesser.

         (2) Make loans to other persons except that the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors, which it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceeds 10% of the value of the Fund's total assets. The Fund may terminate such loans at any time and vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The investment risk is that the borrower will fail financially when the collateral is in its possession. The borrower must add to collateral whenever the market value of the securities rises above the level of such collateral. The primary objectives of such loaning function is to supplement the Fund's income through investment of the cash collateral in short-term interest bearing obligations. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan.

         (3) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         (4) Invest more than 5% of the value of its total assets in securities of issuers that have been in business for less than three years.

         (5) Underwrite securities of other issuers.

         (6) Purchase or sell real estate or commodities or commodity contracts. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the Securities Act of 1933, as amended, and are readily marketable.

         (7) Invest in companies for the purpose of exercising control or management.

         (8) Invest in securities of other investment companies, except in connection with a merger of another investment company.

         (9)  Purchase any securities on margin or sell any securities short.

         (10) Purchase or retain securities of any issuer if any officer or director of the Fund or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

         (11) Invest more than 25% of the value of its total assets in a particular industry at any one time.

         (12) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of the Fund, as principals.

         The  Fund  has  adopted  the   following   non-fundamental   investment
restrictions which may be changed without shareholder approval:

         (1) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

         (2) The Fund will not pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

                             DIRECTORS AND OFFICERS

         The following table lists the Directors and executive officers of the Fund, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

JAMES J. COY (84),  Emeritus  Director,  90 Buell Land, East Hampton,  NY 11937.
Retired;  formerly  Senior  Vice  President,   James  Talcott,  Inc.  (financial
institution).

GLENN O. HEAD*+ (73), President and Director. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation
("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

KATHRYN S. HEAD*+ (43), Director, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC and EIC; President EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A. Larry R. Lavoie* (51), Director. Assisted Secretary, ADM, EIC, EIMCO, FICC and FIMCO; Secretary and General Counsel, FIC.

REX R. REED** (76), Director, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT  RUBINSTEIN**  (77),  Director,   695  Charolais  Circle,   Edwards,  CO
81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

NANCY SCHAENEN** (67), Director, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

JAMES M. SRYGLEY** (66), Director, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (66), Director and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH** (69), Director, RR1, Box 217, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (41), Treasurer and Principal Accounting Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

CONCETTA DURSO (63), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

GEORGE V. GANTER (46), Vice President. Vice President, First Investors Asset Management Company, Inc., First Investors High Yield, Inc. and Executive Investors Trust; Portfolio Manager, FIMCO.


------------

* These Directors may be deemed to be "interested persons," as defined in the 1940 Act.
** These Directors are members of the Board's Audit Committee.
+ Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

         The Directors and officers, as a group, owed less than 1% of either Class A or Class B shares of the Fund.

         All of the officers and Directors, except for Mr. Ganter, hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

         The following table lists compensation paid to the Directors of the Fund for the fiscal year ended December 31, 1998.


                                                  Total
                                                  Compensation
                                                  From First
                                Aggregate         Investors Family
                                Compensation      of Funds Paid to
Director                        From Fund*        Director*+
--------                        ------------      -------------------

James J. Coy**                        $0                 $0
Roger L. Grayson***                   $0                 $0
Glenn O. Head                         $0                 $0
Kathryn S. Head                       $0                 $0
Larry R. Lavoie****                   $0                 $0
Rex R. Reed                         $600            $20,045
Herbert Rubinstein                  $600            $20,045
James M. Srygley                    $600            $20,045
John T. Sullivan                      $0                 $0
Robert F. Wentworth                 $600            $20,045
Nancy Schaenen++                    $550            $18,350

* Compensation to officers and interested Directors of the Fund is paid by the Adviser.
** On March 27, 1997, Mr. Coy resigned as a Director of the Fund. Mr. Coy currently serves as an emeritus Director. Mr. Coy is paid by the Adviser.
***   On August 20, 1998, Mr. Grayson resigned as a Director of the Fund.
**** On September 17, 1998, Mr. Lavoie was elected by the Board of Directors to serve as a Director.
+ The First Investors Family of Funds consists of 15 separate registered investment companies.
++ The dollar compensation shown for Ms. Schaenen is lower than that for the other Directors because Ms. Schaenen was absent from one Board Meeting and did not receive compensation for that Board Meeting.

                                   MANAGEMENT

         Investment advisory services to the Fund are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors"), in person at a meeting called for such purpose and by a majority of the shareholders of the Fund. The Board of Directors is responsible for overseeing the management of the Fund.

         Pursuant to the Advisory Agreement, FIMCO shall supervise and manage the Fund's investments, determine the Fund's portfolio transactions and supervise all aspects of its operations, subject to review by the Directors. The Advisory Agreement also provides that FIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of the Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund. The Advisory Agreement may be terminated at any time without penalty by the Directors or by a majority of the outstanding voting securities of the Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement also provides that it will continue in effect for a period of over two years only if such continuance is approved annually either by the Directors or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

         Under the Advisory Agreement, the Fund pays the Adviser an annual fee, paid monthly, according to the following schedule:

                                                                        Annual
Average Daily Net Assets                                                 Rate
------------------------                                                ------

Up to $250 million......................................................0.75%
In excess of $250 million up to $500 million............................0.72
In excess of $500 million up to $750 million............................0.69
Over $750 million.......................................................0.66

         For the fiscal years ended December 31, 1996, 1997 and 1998, the Fund paid the Adviser $271,569, $269,748 and $254,508, respectively, in advisory fees.

         The Adviser has an Investment Committee composed of Dennis T. Fitzpatrick, George V. Ganter, Richard Guinnessey, David Hanover, Glenn O. Head, Kathryn S. Head, Nancy W. Jones, Michael O'Keefe, Patricia D. Poitra, Clark D. Wagner and Matthew Wright. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

         First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding shares of First Investors Corporation and the Fund's transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

                        DETERMINATION OF NET ASSET VALUE

         Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices. Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by market makers for such securities. However, the Fund may determine the value of debt securities based upon prices furnished by Interactive Data Corporation, an outside pricing service. The pricing service uses quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and consider security type, rating, market condition, yield data and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued on at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Fund's Board of Directors.

         "When-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the last bid and asked prices obtained from recognized dealers in such securities or the pricing service. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

         The Fund's Board of Directors may suspend the determination of the Fund's net asset value for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

         EMERGENCY PRICING PROCEDURES. In the event that the Fund must halt operations during any day that it would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Fund will apply the following procedures:

         1. The Fund will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

         2. For purposes of paragraph 1, an order will be deemed to have been received by the Fund on an Emergency Closed Day, even if neither the Fund nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

               (a) In the case of a mail order, the order will be considered received by the Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE; or such other time as may be prescribed in the Fund's Prospectus; and

               (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in the Fund's Prospectus.

         3. If the Fund is unable to segregate orders received on the Emergency Closed Day from those received on the next day the Fund is open for business, the Fund may give all orders the next price calculated after operations resume.

         4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Fund may determine not to price its portfolio securities if such prices would lead to a distortion of the net asset value for the Fund and its shareholders.

                        ALLOCATION OF PORTFOLIO BROKERAGE

         The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to the Fund the Adviser may utilize a broker to purchase OTC securities and pay a commission.

         In purchasing and selling portfolio securities on behalf of the Fund, the Adviser will seek to obtain best execution. The Fund may pay more than the lowest available commission in return for brokerage and research services. Additionally, upon instruction by the Board, the Adviser may use dealer concessions available in fixed-priced underwritings to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investor Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser and the Fund Board to analyze a fund's performance relative to other comparable funds.

         In selecting the broker-dealers to execute the Fund's portfolio transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of the Fund.

         The Adviser may combine transaction orders placed on behalf of the Fund and any other Fund in the First Investors Group of Funds, any series of Executive Investors Trust and First Investors Life for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board of Directors.

         For the fiscal year ended December 31, 1996, the Fund paid $1,408 in brokerage commissions. Of that amount $1,149 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $209,005. For the fiscal year ended December 31, 1997, the Fund paid $1,170 in brokerage commissions. Of that amount $1,104 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $190,813. For the fiscal year ended December 31, 1998, the Fund paid $335 in brokerage commissions. Of that amount $335 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $31,092.

                                      TAXES

         Fund shares are offered only to a separate account of First Investors Life that funds individual variable annuity contracts. See the separate account's prospectus for a discussion of the special taxation of First Investors Life with respect to the account and of the contractholders.

         To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, and (3) most importantly, Separate Account A would fail to satisfy the diversification requirements of section 817(h) of the Code (see below), with the result that the Contracts supported by that account would no longer be eligible for tax deferral. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         The Fund intends to comply with the diversification requirements imposed by section 817(h) of the Code, and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code (described above), place certain limitations on the assets of Separate Account A -- and of the Fund, because section 817(h) and those regulations treat its assets as assets of Separate Account A -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the Fund's total assets may be represented by one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of the Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contractholders other than as described in the Prospectus of Separate Account A.

         Dividends and interest received by the Fund, and gains realized by the Fund, may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         The Fund may acquire zero coupon securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                               GENERAL INFORMATION

         ORGANIZATION. The Fund was incorporated in the State of Maryland on November 14, 1979. The Fund is organized to issue 25 million shares of common stock, $1.00 par value per share. Shares of the Fund have equal dividend, voting, liquidation and redemption rights. The Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of the Fund's outstanding shares, the Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors.

         CUSTODIAN. The Fund has retained The Bank of New York, 48 Wall Street, New York, New York 10286, to act as custodian of the securities and cash of the Fund.

         TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of the Adviser and First Investors Life, acts as transfer agent for the Fund and as dividend disbursing agent.

         AUDITS AND REPORTS. The accounts of the Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders of the Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

         LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue., N.W., Washington, D.C. 20036 serves as counsel to the Fund.

         TRADING BY PORTFOLIO  MANAGERS AND OTHER  ACCESS  PERSONS.  Pursuant to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Fund. Among other things, such persons, except the Directors: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and
(d) are prohibited from purchasing securities of initial public offerings.

         As of March 31, 1999, First Investors Life Insurance Company owned of record or beneficially 100% of the outstanding shares of SPECIAL BOND FUND.

                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP
-------------------------------

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

      1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2.   Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

      Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS GROUP

         S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         Prime-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.
      -     High rates of return on funds employed.
      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

                           Financial Statements as of
                                December 31, 1998


Registrant incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1998 electronically filed with the Securities and Exchange Commission on March 5, 1999 (Accession Number: 0000928816-99-000066).

                            PART C. OTHER INFORMATION

Item 23.      Exhibits

      (a)(i)  Articles of Restatement1

      (b)     Amended and Restated By-laws1

      (c) Shareholders' rights are contained in Article II of Registrant's Amended and Restated Bylaws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

      (d)     Investment  Advisory  Agreement  between  Registrant  and    First
              Investors Management Company, Inc.1

      (e)     Underwriting Agreement - none

      (f)     Bonus, profit sharing or pension plans - none

      (g)(i)  Custodian Agreement between Registrant and Irving Trust Company2

         (ii) Supplement to Custodian Agreement between Registrant and The Bank of New York2

      (h)(i)  Administration  Agreement  between  Registrant,  First   Investors
              Management   Company,   Inc.,  First  Investors   Corporation  and
              Administrative Data Management Corp.2

      (i)     Opinion and Consent of Counsel - filed herewith

      (j)(i)  Consent of Independent Accountants - filed herewith

         (ii) Powers of Attorney1

      (k)     Financial statements omitted from prospectus -none

      (l)     Initial capital agreements - none

      (m)     Distribution Plans - none

      (n)     Financial Data Schedules - filed herewith

      (o)     18f-3 Plan - none

------------
1     Incorporated  by  reference  from  Post-Effective   Amendment  No.  14  to
      Registrant's Registration Statement (File No. 2-66294) filed on April 24, 1995.

2     Incorporated  by  reference  from  Post-Effective   Amendment  No.  15  to
      Registrant's Registration Statement (File No. 2-66294) filed on April 19, 1996.


Item 24.      Persons Controlled by or Under Common Control with  Registrant
              --------------------------------------------------------------

              There are no persons controlled by or under common control with the Registrant.

Item 25.      Indemnification
              ---------------

              Article X, Section 1 of the By-Laws of Registrant provides as follows:

              Section 1. Every person who is or was an officer or director of the Corporation (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of negligence or misconduct, which shall be deemed to include willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for negligence or misconduct, within the meaning thereof as used herein, or in the event of a settlement, each director or officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payments made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon the prior determination by a resolution of two-thirds of the Board of Directors, who are not involved in the action, suit or proceeding that the director or officer has no liability by reason of negligence or misconduct within the meaning thereof as used herein, and provided further that if a majority of the members of the Board of Directors of the Corporation are involved in the action, suit or proceeding, such determination shall have been made by a written opinion of independent counsel. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by the Board of Directors or by independent counsel, and the payment of amounts by the Corporation on the basis thereof, shall not prevent a stockholder from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the Corporation or its security holders by reason of negligence or misconduct within the meaning thereof as used herein. The foregoing rights and indemnification shall not be exclusive of any other rights to which any officer or director (or his heirs, executors and administrators) may be entitled to according to law.

              The  Registrant's   Investment   Advisory  Agreement  provides  as
follows:

              The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

              Reference  is  hereby  made  to  the  Maryland   Corporations  and
Associations Annotated Code, Sections 2-417, 2-418 (1986).

              The general effect of this Indemnification will be to indemnify the officers and directors of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's or officer's office.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 30 herein.


Item 26.      Business and Other Connections of Investment Adviser
              ----------------------------------------------------

              First Investors Management Company, Inc. offers investment management services and is a registered investment adviser. Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors or Trustees and Officers."


Item 27.      Principal Underwriters
              ----------------------

              Not applicable.


Item 28.      Location of Accounts and Records
              --------------------------------

              Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.


Item 29.      Management Services
              -------------------

              Not Applicable.


Item 30.      Undertakings
              ------------

              The  Registrant   undertakes  to  carry  out  all  indemnification
provisions of its Declaration of Trust, Advisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

              Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

              The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant represents that this Post-Effective Amendment No. 19 meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 19 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 20th day of April, 1999.

                     FIRST INVESTORS SPECIAL BOND FUND, INC.


                                             By: /s/ Glenn O. Head
                                                ------------------
                                                     Glenn O. Head
                                                     President and Director


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 19 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/ Glenn O. Head                     Principal Executive         April 20, 1999
----------------------------------    Officer and Director
Glenn O. Head

/s/ Joseph I. Benedek                 Principal Financial         April 20, 1999
----------------------------------    and Accounting Officer
Joseph I. Benedek

          Kathryn S. Head*            Director                    April 20, 1999
----------------------------------
Kathryn S. Head

/s/ Larry R. Lavoie                   Director                    April 20, 1999
----------------------------------
Larry R. Lavoie

          Herbert Rubinstein*         Director                    April 20, 1999
----------------------------------
Herbert Rubinstein

          Nancy Schaenen*             Director                    April 20, 1999
----------------------------------
Nancy Schaenen

          James M. Srygley*           Director                    April 20, 1999
----------------------------------
James M. Srygley

          John T. Sullivan*           Director                    April 20, 1999
----------------------------------
John T. Sullivan

          Rex R. Reed*                Director                    April 20, 1999
----------------------------------
Rex R. Reed


          Robert F. Wentworth*        Director                    April 20, 1999
----------------------------------
Robert F. Wentworth





*By:    /s/ Larry R. Lavoie
        -------------------
         Larry R. Lavoie
         Attorney-in-fact

                                           INDEX TO EXHIBITS

Exhibit
Number              Description
------              -----------

23(a)(i)            Articles of Restatement1

23(b)               Amended and Restated By-laws1

23(c)               Shareholders'  rights   are   contained  in  Article  II  of
                    Registrant's Amended and Restated By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

23(d) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.1

23(e)               Underwriting Agreement - none

23(f)               Bonus or Profit Sharing Contracts--None

23(g)(i)            Custodian  Agreement  between  Registrant  and  Irving Trust
                    Company2

23(g)(ii)           Supplement to Custodian Agreement between Registrant and The
                    Bank of New York2

23(h)(i) Administration Agreement between Registrant, First Investors Management Company, Inc., First Investors Corporation and Administrative Data Management Corp.2

23(i)               Opinion and Consent of Counsel - filed herewith

23(j)(i)            Consent of independent accountants - filed herewith

23(j)(ii)           Powers of Attorney1

23(k)               Omitted Financial Statements -- None

23(l)               Initial Capital Agreements -- None

23(m)               Distribution Plan - none

23(n)               Financial Data Schedules - filed herewith

23(o)               Rule 18f-3 Plan - none

--------------
1     Incorporated  by  reference  from  Post-Effective   Amendment  No.  14  to
      Registrant's Registration Statement (File No. 2-66294) filed on April 23, 1996.

2     Incorporated  by  reference  from  Post-Effective   Amendment  No.  15  to
      Registrant's Registration Statement (File No. 2-66294) filed on April 19, 1996.